UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________

FORM 8K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  November 2, 2011

Fortune Brands Home & Security, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-35166	62-1411546
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

520 Lake Cook Road
Deerfield, IL 60015
(Address of Principal Executive Offices) (Zip Code)

847-484-4400
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 2.02.	Results of Operations and Financial Condition.

Pursuant to Form 8-K, “Item 2.02 Results of Operations and Financial Condition” and “Item 7.01 Regulation FD Disclosure,” Fortune Brands Home & Security, Inc. (“Home & Security” or the “Company”) is furnishing its press release dated November 2, 2011, which reports the Registrant’s third quarter results, as well as certain guidance for 2011.  The press release is included herewith as Exhibit 99.1 and is incorporated herein by reference.  Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section.

Item 7.01.	Regulation FD Disclosure.
See “Item 2.02. Results of Operations and Financial Condition” above.
Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release of Fortune Brands Home & Security, Inc. dated November 2, 2011, is being furnished pursuant to Items 2.02 and 7.01.

INFORMATION TO BE INCLUDED IN THE REPORT

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTUNE BRANDS HOME & SECURITY, INC.
(Registrant)

		By:	/s/ Lauren S. Tashma
			Name:	Lauren S. Tashma
			Title:	Senior Vice President, General Counsel and Secretary

Date:	November 2, 2011

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Fortune Brands Home & Security, Inc. dated November 2, 2011, is being furnished pursuant to Items 2.02 and 7.01.